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                         HARTFORD MUTUAL FUNDS
                  Supplement dated January 1, 1996
                to the Prospectus dated May 1, 1995


The Prospectus is amended as follows:

The last paragraph in the section captioned "Portfolio Managers" on page 37 is deleted and the following two paragraphs are inserted:


     The Bond Fund is managed by Alison D. Granger. Ms. Granger, a Senior
     Vice President of HIMCO and Assistant Vice President of ITT Hartford, joined ITT Hartford in 1993 as a senior corporate bond trader. She became Director of Trading in 1994 and a portfolio manager in 1995. Prior to 1993, Ms. Granger was a corporate bond portfolio manager at The Home Insurance Company and Axe-Houghton Management. She has over fifteen years of experience in the investment management industry. Ms. Granger is a Chartered Financial Analyst and received her B.A. degree from Middlebury College.

     The Mortgage Securities Fund is managed by Timothy J. Wilhide.
     Mr. Wilhide is a Vice President of HIMCO. Prior to joining HIMCO and ITT Hartford in June, 1994, Mr. Wilhide was Vice President and Fixed Income Manager for J.P. Morgan & Co. He has 17 years of experience in the fixed income markets. Mr. Wilhide received his B.A. degree from Gannon University and his MBA from the University of Delaware.


January 1, 1996